UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2010 (April 9, 2010)

AVAYA INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

211 Mount Airy Road
Basking Ridge, New Jersey	07920
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (908) 953-6000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2010, Mr. Scott Hamilton notified Avaya Inc. (the “Company”) of his decision to resign as the Company’s Controller and Chief Accounting Officer in order to pursue other opportunities. It is expected that Mr. Hamilton will continue to perform his duties at the Company through April 23, 2010. After that date and until further notice, Mr. Anthony Massetti, the Company’s Chief Financial Officer, will serve as chief accounting officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.

Date: April 13, 2010	By:	/s/ Pamela F. Craven
Name: Pamela F. Craven
Title: Chief Administrative Officer